UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 31, 2025

Baxter International Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224)948-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:   ☐

EXPLANATORY NOTE
As previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2025 (the "Original Form 8-K"), Baxter International Inc. (the "Company") reported that it had completed the previously announced sale of the Company's Kidney Care business (the "Vantive Sale") on January 31, 2025.
This Amendment No 1. to the the Original Form 8-K amends the Original Form 8-K that reported the completion of the Vantive sale. The Original Form 8-K did not include the unaudited pro forma financial information of the Company reflecting the performance of the Company's business after giving effect to the Vantive Sale. This Amendment No. 1 to the Original Form 8-K is being filed to include such pro forma financial information as required under Item 9.01(b) of Form 8-K.
Unaudited pro forma financial information included in this Amendment No. 1 to the Original 8-K has been presented to illustrate the effects of the Vantive Sale and is not necessarily indicative of the results of operations that the Company would have achieved had the Vantive Sale been completed as of the dates indicated or of the results that may be obtained in the future.
Item 7.01     Regulation FD Disclosure.
On February 6, 2025, the Company announced that it completed the Vantive Sale for an aggregate purchase price of $3.80 billion in cash, subject to certain closing cash, working capital and debt adjustments. After giving effect to the adjustment mechanisms in the related Equity Purchase Agreement (as amended), the Company received approximately $3.71 billion in cash with the net after tax proceeds currently estimated to be approximately $3.4 billion.
The information in Item 7.01 to this Current Report on Form 8-K, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that the Company expressly states that such information is to be considered filed under the Exchange Act or incorporates it by specific reference in such filing.
Item 9.01     Financial Statements and Exhibits.
(b)     Pro forma financial information
The following unaudited pro forma financial information of the Company is filed as Exhibit 99.1 to this Amendment No. 1 to the Original Form 8-K and is incorporated herein by reference:
•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2024
•Unaudited Pro Forma Condensed Consolidated Statement of Income (Loss) for the Nine Months Ended September 30, 2024
•Unaudited Pro Forma Condensed Consolidated Statement of Income (Loss) for the Years Ended December 31, 2023, 2022 and 2021
•Notes to the Unaudited Pro Forma Consolidated Financial Information
(d)Exhibits.

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: February 6, 2025

BAXTER INTERNATIONAL INC.

By:	/s/ Joel T. Grade
Name:	Joel T. Grade
Title:	Executive Vice President, Chief Financial Officer and Interim Chief Accounting Officer